UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2014

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

14515 Briarhills Parkway, Suite 105, Houston, Texas 77077
(Address of principal executive offices)

(866) 440-1470
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The stockholders holding a majority of the voting power of the outstanding voting stock of One World Holdings, Inc. (the “Company”), as well as the Company’s Board of Directors (the “Board”), acted by written consent to approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of common stock to five hundred million (500,000,000), which amendment was filed with the Nevada Secretary of State on September 24, 2014.  The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Articles of Incorporation of One World Holdings, Inc. dated September 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2014

ONE WORLD HOLDINGS, INC.

By:	/s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director